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                                                               Exhibit 10.96.2

                                  AMENDMENT TWO

                  AMENDMENT TWO (this "AMENDMENT") dated as of August 17, 2000 by and between Collins Trust I (the "OWNER LESSOR") and Collins Holdings EME, LLC (the "FACILITY LESSEE").

                  WHEREAS, the Owner Lessor and the Facility Lessee have entered into that certain Facility Lease Agreement (T1), dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "FACILITY LEASE").

                  WHEREAS, the Owner Lessor, the Facility Lessee, Wilmington Trust Company, Collins Generation I, LLC, Edison Mission Midwest Holdings Co., Midwest, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A. have entered into that certain Participation Agreement (T1), dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "PARTICIPATION AGREEMENT").

                  WHEREAS, Midwest desires to enter into the Leveraged Lease Transaction;

                  WHEREAS, Midwest has requested, and the Owner Lessor and the Facility Lessee have agreed, to amend and waive certain provisions of the Facility Lease so as to permit the Leveraged Lease Transaction; and

                  WHEREAS, Midwest has requested, and the other parties to the Participation Agreement have agreed, in that certain Amendment Three, dated as of August 17, 2000, by and among the parties to the Participation Agreement, ("AMENDMENT THREE TO THE PARTICIPATION AGREEMENT"), to amend and waive certain provisions of the Participation Agreement so as to permit the Leveraged Lease Transaction;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Facility Lease are used herein (and in the introductions and recitals hereto) as defined therein.


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                  Section 2. AMENDMENT TO THE FACILITY LEASE. Subject to the
satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Facility Lease shall be amended as follows:

         (a) SECTION 16(h) of the Facility Lease shall be amended by inserting the following phrase immediately after the phrase "but excluding obligations arising under the Operative Documents" in the second line of SECTION 16(h) of the Facility Lease:

                  ", Synthetic Lease Liabilities, Powerton/Joliet Lease Liabilities".

         (b) SECTION 16 of the Facility Lease shall be amended by adding SECTIONS 16(v), 16(w) and 16(x) to the Facility Lease as follows:

                  "(v) any of the Powerton/Joliet Lease Trusts (or the related Lease Indenture Trustee (under, and as defined in the related, Powerton/Joliet Lease Operative Documents) should have commenced to exercise remedies in accordance with Section 17 of the Powerton/Joliet Leases to terminate any of the Powerton/Joliet Leases and repossess any of the Powerton/Joliet Lease Assets.

                  (w) Edison Mission Energy shall fail to make payment or fail to perform its obligations under any Powerton/Joliet Lease Guarantee or any Powerton/Joliet Lease Intercompany Note within five Business Days after any such payment becomes due in accordance with the terms thereof or hereof.

                  (x) any of the Powerton/Joliet Lease Guarantees or the Powerton/Joliet Lease Intercompany Notes is declared unenforceable or is terminated, or Edison Mission Energy or any Powerton/Joliet Trust shall assert that any of the Powerton/Joliet Lease Guarantees or the Powerton/Joliet Lease Intercompany Notes to which it is a party shall no longer be in full force and effect.".

                  Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent has been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:



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         (a) Delivery to the parties hereto of this Amendment duly executed and delivered by each other party hereto;

         (b) All conditions precedent contained in Section 4 of Amendment Three to the Participation Agreement have been satisfied.

                  Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Facility Lease are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                     COLLINS HOLDINGS EME, LLC


                                     By: /s/ Maria Litos
                                         ---------------
                                      Name:    Maria Litos
                                      Title: Vice President and
                                      Assistant Secretary
                                      Date:    August 24, 2000


                                     COLLINS TRUST I

                                     By: Wilmington Trust Company,
                                         not in its individual capacity but
                                         solely as Owner Trustee


                                     By: /s/ James P. Lawler
                                         -------------------
                                      Name:    James P. Lawler
                                      Title:  Vice President
                                      Date:   August 24, 2000